UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 6, 2007

Hawaiian Electric Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Hawaii	1-8503	99-0208097
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

900 Richards Street, Honolulu, Hawaii		96813
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(808) 543-5662

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Hawaiian Electric Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Hawaii	1-4955	99-0040500
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

900 Richards Street, Honolulu, Hawaii		96813
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(808) 543-7771

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 6, 2007, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO ANNOUNCE 2006 FINANCIAL RESULTS ON FEBRUARY 23, 2007

HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) said today that it plans to announce its financial results for 2006 on Friday, February 23, 2007.

The Company also announced that it has scheduled a conference call beginning at 12 p.m. Eastern time on Monday, February 26, 2007, during which HEI president and chief executive officer, Constance H. Lau, Hawaiian Electric Company, Inc. president and chief executive officer, T. Michael May and HEI financial vice president, treasurer and chief financial officer, Eric K. Yeaman will present an overview of results for 2006 and the outlook for 2007.

Interested parties may listen to the conference by calling (800) 901-5248 or by listening to a webcast on HEI's website, www.hei.com.

HEI supplies power to over 400,000 customers or 95% of Hawaii’s population through its electric utilities, Hawaiian Electric Company, Hawaii Electric Light Company and Maui Electric Company and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, the state’s third largest financial institution based on asset size.

Forward-Looking Statements

Statements made orally on the above-referenced webcast/conference call may contain "forward-looking statements," which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements made orally on the above-referenced webcast/conference should be read in conjunction with the "Forward-Looking Statements" discussion (which is incorporated by reference herein) set forth on page iv of HEI's Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and in HEI's future periodic reports that discuss important factors that could cause HEI's results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of the above-referenced webcast/conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawaiian Electric Industries, Inc.

February 6, 2007	By:	Eric K. Yeaman

Name: Eric K. Yeaman
Title: Financial Vice President, Treasurer and Chief Financial Officer

Hawaiian Electric Company, Inc.

February 6, 2007	By:	Tayne S. Y. Sekimura

Name: Tayne S. Y. Sekimura
Title: Financial Vice President